SECURITIES AND EXCHANGE
                                    COMMISION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report - February 17, 2006

                       SYSTEMS MANAGEMENT SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

           333-45210                                 88-0460457
     (Commission File Number)           (IRS Employer Identification Number)

                           7550 IH-10 West, 14th Floor
                            San Antonio, Texas 78229
              (Address of Principal Executive Offices and Zip Code)

                                  210-541-7133
              (Registrant's Telephone Number, Including Area Code)


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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review

On March 10, 2005, Board Director James Karlak received a notice dated February 24, 2005 from the Securities and Exchange Commission that addressed our most recent filings of the Form 10-KSB for our fiscal year ending June 30, 2004 and Form 10-QSB for the quarter ending September 30, 2004. The letter commented on specific sections of the reports and requested a review by Management to ascertain their position on whether the revisions commented upon were valid and whether the reports should be amended

In response to the SEC letter, and to comply with Item 310(a) of Regulation S-B, we included comparative financial data for the year ending December 31, 2002 in the June 30, 2004 Form 10-KSB. To show comparative financial information related to Continuing and Discontinued operations for all periods presented, we revised the December 31, 2002 financial statements.

All points on the notice dated February 24, 2005 were discussed with our independent auditor's and our resulting remedies were agreed upon by both parties.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.



                                SYSTEMS MANAGEMENT SOLUTION, INC.
                                (Registrant)

                                By: /s/ Jim Karlak
Date: February 17, 2006         President, Chairman of the Board and CEO